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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                 _____________

                                   FORM 8-K
                                 _____________

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): February 20, 2002


                             SUNTERRA CORPORATION
            (Exact name of registrant as specified in its charter)



          Maryland                       000-21193                95-4582157
(State or other jurisdiction      (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)



                            1781 Park Center Drive
                            Orlando, Florida 32835
                              "www.sunterra.com"
                   (Address of Principal Executive Offices)

                                 407-532-1000
             (Registrant's telephone number, including area code)
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Item 3.  Bankruptcy or Receivership.

       As previously reported in a Form 8-K filed on June 2, 2000, the Registrant and 36 of its affiliates filed voluntary petitions for bankruptcy under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Maryland (Baltimore) (the "Bankruptcy Court"). Subsequently, two additional affiliates filed voluntary petitions under the Bankruptcy Code (the Company and the affiliated debtors being referred to herein collectively as the "Debtors"). The Chapter 11 cases have been consolidated for procedural purposes and are being jointly administered under Case No. 00-5-6931-55-JS.

       On February 20, 2002, the Debtors filed a First Amended Joint Plan of Reorganization with the Bankruptcy Court (the "First Amended Plan") that reflects certain revisions and refinements to the Joint Plan of Reorganization filed with the Bankruptcy Court on January 31, 2002. The First Amended Plan is a proposed plan. Neither the First Amended Plan nor the corresponding proposed disclosure statement has been approved by the Bankruptcy Court. Accordingly, both the First Amended Plan and the disclosure statement remain subject to supplementation, modification and amendment and to such approval. A copy of the First Amended Plan has been filed as an exhibit to this Current Report on Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

       (c)  Exhibits

       Exhibit No.         Description
       ----------          -----------

           2.1 Debtors' First Amended Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code, dated February 20, 2002.

                                       2
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     SUNTERRA CORPORATION
                                     (Registrant)



Date: February 21, 2002              By: /s/ Lawrence E. Young
                                     -------------------------
                                     Lawrence E. Young
                                     Chief Financial Officer and
                                      Vice President

                                       3
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                                 EXHIBIT INDEX
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Exhibit No.            Description
----------             -----------

    2.1 Debtors' First Amended Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code, dated February 20, 2002.

                                       4